SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement               [ ] Confidential,  for Use of the
[ ] Definitive Proxy  Statement                   Commission Only (as  permitted
[ ] Definitive  Additional Materials              by  Rule  14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                Compu-DAWN, Inc.
                                ----------------
                (Name of Registrant as Specified in its Charter)

                  --------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:



         (2) Aggregate number of securities to which transaction applies:



         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:



         (5) Total fee paid:



[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:



         (2)      Form, Schedule or Registration Statement no.:



         (3)      Filing Party:



         (4)      Date Filed:

                                COMPU-DAWN, INC.
                             333 First North Street
                          Jacksonville Beach, FL 32250


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                January 20, 2000

                    To the Stockholders of Compu-DAWN, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Compu-DAWN, Inc., a Delaware corporation (the "Company" or "Compu-DAWN"), will be held at the Marriot Sawgrass, 1000 PGA Tour Boulevard, Ponte Vedra Beach, Florida 32082 at 1:00 p.m. local time, for the following purposes:

     (1) To elect two (2) Class III Directors of the Company, whose term of office shall expire at Compu-DAWN's Annual Meeting of Stockholders in 2002.

     (2) To approve an amendment to Compu-DAWN's 1996 Stock Option Plan increasing the number of shares of Common Stock authorized to be issued thereunder from 2,000,000 to 10,000,000.

     (3) To approve an amendment to Compu-DAWN's Certificate of Incorporation to change the name of Compu-DAWN to "MyTurn.com, Inc."

     (4) To approve an amendment to Compu-DAWN's Certificate of Incorporation to increase the number of authorized Common Shares from 20,000,000 to 60,000,000.

     (5) To ratify the appointment of PriceWaterhouseCoopers LLP as Compu-DAWN's independent auditors for the year ending Dec. 31, 1999.

     (6) To transact such other business as may properly come before the Meeting.

     Only stockholders of record at the close of business on December 17, 1999 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                                By Order of the Compu-DAWN
                                                Board of Directors

                                                R.E. (Teddy) Turner, IV
                                                Chairman of the Board

Jacksonville Beach, Florida
December 17, 1999

===============================================================================
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU
TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE
BOARD OF DIRECTORS OF COMPU-DAWN, AND RETURN IT IN THE PRE-ADDRESSED
ENVELOPE PROVIDED FOR THAT PURPOSE.  A STOCKHOLDER MAY REVOKE HIS
PROXY AT ANY TIME BEFORE THE VOTE BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND
VOTING IN PERSON.
===============================================================================

                                COMPU-DAWN, INC.
                             333 First North Street
                        Jacksonville Beach, Florida 32250



                                 PROXY STATEMENT


                  SOLICITING, VOTING AND REVOCABILITY OF PROXY

     This Proxy Statement is being mailed to all stockholders of record of Compu-DAWN, Inc. (the "Company" or "Compu-DAWN") at the close of business on December 17, 1999 in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at the Marriot Sawgrass, 1000 PGA Tour Boulevard, Ponte Vedra Beach, Florida 32082 on January 20, 2000, at 1:00 p.m. local time, or any adjournment thereof. The Proxy and this Proxy Statement were mailed to stockholders on or about December ___, 1999.

     All shares represented by Proxies duly executed and received will be voted on the matters presented at the Meeting in accordance with the instructions specified in such Proxies. Proxies so received without specified instructions will be voted as follows:

     (1) FOR the nominees named in the Proxy to Compu-DAWN's Board of Directors, consisting of two (2) Class III directors, whose term of office shall expire at Compu-DAWN's Annual Meeting of Stockholders in 2002;

     (2) FOR the approval of an amendment to Compu-DAWN's 1996 Stock Option Plan increasing the number of shares of Common Stock authorized to be issued thereunder from 2,000,000 to 10,000,000;

     (3) FOR the approval of an amendment to Compu-DAWN's Certificate of Incorporation to change the name of Compu-DAWN to "MyTurn.com, Inc."

     (4) FOR the approval of an amendment to Compu-DAWN's Certificate of Incorporation to increase the number of authorized Common Shares from 20,000,000 to 60,000,000.

     (5) FOR the ratification of the appointment of PriceWaterhouseCoopers LLP as Compu- DAWN's independent auditors for the year ending December 31, 1999; and

The Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that Proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

     The total number of shares of Common Stock of Compu-DAWN, par value $.01 per share ("Common Shares"), outstanding and entitled to vote as of December 17, 1999 was ___________. The Common Shares are the only class of securities of Compu-DAWN entitled to vote on matters presented to the stockholders of Compu-DAWN, each share being entitled to one noncumulative vote. A majority of the Common Shares outstanding and entitled to vote as of December 17, 1999 or ________ Common Shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on December 17, 1999 will be entitled to vote. With regard to the election of directors, votes may be cast in favor or withheld. Directors shall be elected by a plurality of the votes cast in favor. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals. Stockholders may expressly abstain from voting on Proposals 2, 3, 4 and 5 by so indicating on the Proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on each of the proposals presented to stockholders. Broker non-votes are not counted for the purpose of determining whether a particular proposal has been approved. Since Proposal 2 requires the affirmative vote of a majority of the votes cast at the Meeting, abstentions and broker non-votes will have no effect. Since Proposals 3 and 4 require the approval of a majority of the outstanding Common Shares of Compu-DAWN, abstentions and broker non-votes will have the effect of a negative vote. Since Proposal 5 requires the affirmative approval of a majority of the Common Shares present in person or represented by proxy at the Meeting and entitled to vote (assuming a quorum is present at the Meeting), abstentions will have the effect of a negative vote while broker non-votes will have no effect.

     Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The Proxy may be revoked by filing with Compu-DAWN written notice of revocation or a fully executed Proxy bearing a later date. The Proxy may also be revoked by affirmatively electing to vote in person while in attendance at the Meeting. However, a stockholder who attends the Meeting need not revoke a Proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended Proxies should be sent to Compu-DAWN at 333 First North Street, Jacksonville Beach, Fl 32250,
Attention: Corporate Secretary.

     The  Proxy  is  being  solicited  by the  Compu-DAWN  Board  of  Directors.
Compu-DAWN will bear the cost of the solicitation of Proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding Proxy materials to beneficial owners of Compu-DAWN shares. Solicitations will be made primarily by mail, but certain directors, officers or employees of Compu- DAWN may solicit Proxies in person or by telephone, telecopier or telegram without special compensation.

     A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder for any purpose germane to the Meeting, during ordinary business hours, for ten days prior to the Meeting, at the offices of Compu-DAWN, 333 First North Street, Jacksonville Beach, Florida 32250, and also during the whole time of the Meeting for inspection by any stockholder who is present.

                           FORWARD-LOOKING STATEMENTS

     Certain information contained herein and/or incorporated by reference in this Proxy Statement includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbor created by that act. Compu-DAWN cautions readers that certain important factors may affect Compu-DAWN's actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made in this Proxy Statement or which are otherwise made by or on behalf of Compu-DAWN. For this purpose, any statements contained in this Proxy Statement that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect,"

"believe," "anticipate," "intend," "could," "estimate," or "continue" or the negative variations thereof or comparable terminology are intended to identify forward-looking statements. Factors which may affect Compu-DAWN's results include, but are not limited to, the risks and uncertainties associated with the ability of Compu-DAWN to raise additional capital which will be required in the next 60 days to continue to develop and sustain business at current levels, the Internet and Internet-related technology and products, new technology developments, developments and regulation in the telecommunications industry, the competitive environment within the Internet and telecommunications industries, the ability of Compu-DAWN to expand its operations, the level of costs incurred in connection with Compu-DAWN's planned expansion efforts, the financial strength of Compu-DAWN's customers and suppliers, unascertainable risks related to possible unspecified acquisitions, the competence required and experience of management, the risk of loss of management and personnel, and economic conditions. Compu-DAWN is also subject to other risks detailed herein or from time to time in Compu-DAWN's Securities and Exchange Commission filings. Readers are also urged to carefully review and consider the various disclosures made by Compu-DAWN which attempt to advise interested parties of the factors which affect Compu-DAWN's business.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information for the fiscal years ended December 31, 1998, 1997 and 1996 concerning the compensation of Mark Honigsfeld, the then Chairman of the Board and Chief Executive Officer of Compu-DAWN, and the other persons who were Compu- DAWN's most highly compensated executive officers during the 1998 fiscal year. No other executive officer of Compu-DAWN had a combined salary and bonus in excess of $100,000 for the fiscal year ended December 31, 1998.


                                              Annual Compensation            Long-Term Compensation
                                                                                     Awards
      Name and                                                                   Common Shares
Principal Position(1)      Year              Salary           Bonus            Underlying Options
---------------------      ----              ------           -----          -----------------------

Mark Honigsfeld(2)         1998              $251,847           -                    125,000
 Chief Executive           1997              $250,000           -                    100,000
  Officer, President and   1996              $ 62,500(3)        -                    233,000
   Secretary

Louis Libin(4)             1998              $223,699           -                     65,000(5)
 Chief Technology          1997              $178,651           -                    100,000
  Officer and Senior       1996                  -              -                       -
  Executive Vice-
  President
-------------------

          (1) Dong Lew, who served as Compu-DAWN's President, Treasurer and a director until his retirement in April 1998 is not included as a named executive officer. He received salary of $39,650 in 1998 and $216,000 in consideration for the termination of his Employment Agreement in April 1998. R.E. (Teddy) Turner, IV, Compu-DAWN's Chairman of the Board, Paul K. Danner, Compu- DAWN's Chief Executive Officer, and Rudy
          C. Theale, Jr., Compu-DAWN's President, were not executive officers at the end of the 1998 fiscal year. The material terms of Messrs. Turner's and Theale's Employment Agreements are summarized in "Executive Compensation--Employment Contracts; Termination of Employment and Change-in-Control Arrangements."

          (2) Mr. Honigsfeld was elected Chief Executive Officer of Compu-DAWN and was entitled to compensation effective as of October 1, 1996. He served as Chairman of the Board from August 1996 until January 8, 1999 and was elected President of Compu-DAWN effective January 8, 1999. Pursuant to a Termination Agreement and a Consulting Agreement each dated May 11, 1999, as amended by an Amended and Restated Termination Agreement and Termination of Consulting Agreement dated July 2, 1999, Mr. Honigsfeld and Compu-DAWN ended their employment relationship. See "Executive Compensation -- Employment Contracts; Termination of Employment and Change-in-Control Arrangements."

          (3) Represents accrued and unpaid salary relating to 1996 (based on a salary of $250,000 per annum)
         that was converted into 12,500 Common Shares upon the closing of Compu-DAWN's initial public offering in June 1997 (the "IPO").

          (4) Compu-DAWN and Mr. Libin mutually agreed to terminate Mr. Libin's employment agreement as of July 31, 1999, ending their employment relationship. Mr. Libin remains as a Director of Compu- DAWN. See "Executive Compensation -- Employment Contracts; Termination of Employment and Change-in-Control Arrangements."

          (5) Includes 50,000 options granted to replace options to purchase a like number of Common Shares which were cancelled in order to effectuate a repricing. See "Executive Compensation - Report on Repricing of Options."

Option Grants in Last Fiscal Year

     The following table sets forth certain information concerning individual grants of stock options during the fiscal year ended December 31, 1998:

                         Number of Common           Percentage of Total
                         Shares Underlying          Options Granted to
     Name                Options Granted          Employees in Fiscal Year    Exercise Price      Expiration Date
     ----                ------------------       ------------------------    --------------      ---------------

Mark Honigsfeld            125,000(1)                      25.3%                   $5.00            October 21, 2008

Louis Libin                 65,000(2)                      13.1%                   $5.0O            ctober 21, 2008

---------------

(1) These options were initially granted in 1998 at an exercise price of $7.00 per share and later repriced to $5.00 per share pursuant to a cancellation and regrant. See "Executive Compensation - Report on Repricing of Options."

(2) Of such options, (a) 15,000 were initially granted in 1998 at an exercise price of $7.00 per share and later repriced to $5.00 per share pursuant to a cancellation and regrant and (b) the other 50,000 were granted to replace options to purchase a like amount of Common Shares which were cancelled in order to effectuate a repricing. See "Executive Compensation -- Report on Repricing of Options."

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value Table

     The following table sets forth certain information concerning the value of options unexercised as of December 31, 1998:



                            Number of                                                                  Value of Unexercised In-
                             Common                            Number of Common Shares Underlying        the-Money Options at
                       Shares Acquired on       Value       Unexercised Options at December 31, 1998       December 31, 1998
     Name                   Exercise           Realized            Exercisable/Unexercisable           Exercisable/Unexercisable
     ----              ------------------      --------     ----------------------------------------   -------------------------
Mark Honigsfeld                -                 -                       225,000/0                          $396,875/$0

Louis Libin                    -                 -                        33,334/81,666                     $62,501/$138,124


Report on Repricing of Options

     At a meeting of the Board of Directors held on September 18, 1998, the Board of Directors approved the repricing of certain existing stock options, including options covering an aggregate of 190,000 Common Shares held by Messrs. Honigsfeld and Libin and options covering 34,700 Common Shares held by other persons. The Board discussed that the purpose of granting options to employees was to provide incentive for the employees to align their interest with the stockholders of Compu-DAWN as well as to engender employee loyalty to Compu-DAWN. It was noted that many of the options were granted at a time when the price of Compu-DAWN's Common Shares was substantially higher than the current market price at such date, and that those options currently did not and would not provide incentive to those employees to remain with Compu-DAWN if they received competing offers for their services. The Board determined that the current options which were granted to employees at exercise prices above $5.00 per share should be cancelled and new options issued at an exercise price of $5.00 per share, which was the floor price for the conversion of the Series A Preferred Shares issued in Compu-DAWN's private placement in 1998, as well as Compu-DAWN's initial public offering price.

     The Board determined that the repricing of such options would be effectuated, subject to the consent of the affected stock option holders, by the cancellation of all stock options granted pursuant to Compu-DAWN's 1996 Stock Option Plan which have exercise prices above $5.00 per share and the replacement of such options with substantially similar options at an exercise price of $5.00 per share.

Compensation of Directors

     As of December 31, 1998 each non-employee director of Compu-DAWN was entitled to receive a director's fee of $1,000 per meeting attended in person and $500 per meeting attended by telephone and options to purchase 5,000 Common Shares of Compu-DAWN each year, which options will be exercisable for a period of ten years from the date of grant at an exercise price equal to the market price of Compu-DAWN's Common Shares on the date of grant. Additionally, each non-employee director is entitled to be reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors of Compu-DAWN. The members of the Board of Directors meet regularly, as needed.

Employment   Contracts;   Termination   of  Employment   and   Change-in-Control
Arrangements

     Mark Honigsfeld

     Compu-DAWN was a party to an Employment Agreement with Mark Honigsfeld (the "Employment Agreement") for a term of three years commencing as of October 1, 1996, which was subject to continuing, annual, automatic one-year extensions.

     The Employment Agreement provided for base annual compensation of $250,000.

In addition to such base compensation, until January 8, 1999, Mr. Honigsfeld was entitled to receive (i) an annual bonus amount equal to a percentage of base salary (ranging from 7% to 20%) based upon Compu-DAWN achieving certain sales levels and (ii) an annual bonus based on Compu- DAWN's EBITANC (as defined below), if any. EBITANC was defined as an amount equal to the Company's earnings before deducting the following: interest expense, taxes, and any one time nonrecurring charges resulting from divestitures, acquisitions, consolidations, restructurings and changes in accounting principles. Mr. Honigsfeld never received any such bonus.

     Also, up until January 8, 1999, the Employment Agreement provided that Mr. Honigsfeld was entitled to receive, for each year thereof, options for the purchase of 5,000 Common Shares of the Company for each $100,000 of EBITANC. Such options were to be exercisable for a five year period at an exercise price of no less than 110% of the market value of the Common Shares on the date of the grant. Mr. Honigsfeld never received any such options.

     Mr. Honigsfeld also received an expense allowance of up to $500 per month and an automobile allowance in the amount of $1,000 per month. He was also entitled to reimbursement of accountable customary business expenses.

     The Employment Agreement provided that, notwithstanding the rolling three-year term thereof, it could be terminated prior to the expiration date under the following circumstances: (i) death; (ii) total disability (as provided for in the Employment Agreement); (iii) termination by Compu-DAWN for "cause" (as defined in the Employment Agreement); (iv) termination by Compu-DAWN at any time upon written notice to Mr. Honigsfeld; (v) termination by Mr. Honigsfeld upon 30 days written notice to Compu-DAWN; (vi) termination by Mr. Honigsfeld at any time for "good reason" (as defined in the Employment Agreement); or (vii) termination by the Company at any time within 12 months after a "change in control" (as defined in the Employment Agreement). Additionally, the Employment Agreement allowed Mr. Honigsfeld to devote up to 10% of his working time to other endeavors that were not in competition with Compu-DAWN.

     The Employment Agreement provided for compensation under certain circumstances upon termination of employment (in addition to accrued but unpaid compensation) as follows: (i) in the event of Mr. Honigsfeld's death, his estate or spouse would be entitled to receive an amount equal to his monthly salary as of the date of death multiplied by the number of full years that he had been an employee of Compu-DAWN or a subsidiary or a predecessor in interest thereof;
(ii) in the event of termination of the Employment Agreement due to disability, Mr. Honigsfeld would be entitled to receive an amount equal to his monthly salary as of the date of termination of the Employment Agreement, multiplied by the number of full years that he had been an employee of Compu-DAWN or a subsidiary or a predecessor in interest thereof (but, in no event, would he be entitled to an amount equal to less than six months of salary); and (iii) in the event of termination of employment by Compu-DAWN following a "change of control" or for any reason other than death, disability or "cause," or in the event of termination of the Employment Agreement by Mr. Honigsfeld for "good reason," he would be entitled to receive his full salary for the unexpired term of such agreement, without mitigation of damages based upon employment obtained elsewhere.

     The Employment Agreement provided for a restriction on the solicitation of customers of the Company for a period of two years following termination thereof, and a covenant not to compete with the Company for a period of six months following termination of employment for cause.

     Compu-DAWN and Mr. Honigsfeld entered into a Termination Agreement as of May 11, 1999 (the "Honigsfeld Termination Agreement"); simultaneously, Mr. Honigsfeld and Compu-DAWN entered into a Consulting Agreement. Both such Agreements were terminated and rendered of no further force or effect pursuant to an Amended and Restated Termination Agreement and Termination of Consulting Agreement, dated as of July 2, 1999 (the " Amended and Restated Agreement"). Pursuant to the Honigsfeld Termination Agreement, and the Amended and Restated Agreement, Compu-DAWN paid Mr. Honigsfeld $100,000 in cash and issued 75,000 Common Shares to him. Such shares have not been registered under the Securities Act of 1933, as amended, and Compu-DAWN is not under any obligation to register them at any time in the future. Additionally, pursuant to the Consulting Agreement Compu-DAWN issued 62,500 Common Shares to Mr. Honigsfeld out of treasury and paid him $66,666 in cash. Furthermore, pursuant to the Amended and Restated Agreement, Compu-DAWN is obligated to pay to Mr. Honigsfeld an amount equal to eighty percent (80%) of the royalty payable by Admit Computer Services, Inc. ("Admit") to Compu-DAWN; such royalty is based on revenues derived by Admit from the sale or licensing of products and/or assets acquired by Admit from Compu-DAWN in connection with its purchase of Compu-DAWN's Public Safety Business. Mr. Honigsfeld also entered into certain restrictive covenants, which prohibit him from disclosing certain information about customers of Compu- DAWN or soliciting any such customers, and prohibit him from revealing any of Compu-DAWN's trade secrets. In addition, all unexercised options held by Mr. Honigsfeld became immediately vested as of the date of the Amended and Restated Agreement in accordance with their respective terms.

     Furthermore, pursuant to the Amended and Restated Agreement, Compu-DAWN registered on Form S-8 the resale of 62,500 Common Shares that had been issued to Mr. Honigsfeld in connection with the Consulting Agreement.

     Effective January 7, 1999, Mr. Honigsfeld was granted stock options to purchase 200,000 Common Shares at an exercise price of $5.82 which vest to the extent of 25,000 Common Shares on each of April 8, 1999, January 8, 2000, July 8, 2000, and January 8, 2001 and 100,000 Common Shares on January 8, 2002.

     On May 7, 1999, all of Mr. Honigsfeld's Options were repriced to $3.25 per share, the closing price of Compu-DAWN's Common Shares on the Nasdaq SmallCap Market on May 6, 1999 and all unvested options became immediately exercisable.

     Louis Libin

     Effective January 6, 1997, Compu-DAWN and Louis Libin entered into a three-year Employment Agreement which provided for a salary of $200,000, $225,000, and $250,000 per annum in the first, second and third years, respectively. Additionally, Mr. Libin's Employment Agreement allowed him to devote up to one day each week to other endeavors that were not in competition with Compu-DAWN. Other terms of Mr. Libin's Employment Agreement generally conformed in structure to the material provisions of Mr. Honigsfeld's, such as with respect to bonuses, benefits, restrictive covenants and termination. Effective January 7, 1999, Mr. Libin was also granted options to purchase 200,000 Common Shares upon the same terms and conditions as those granted to Mr. Honigsfeld prior to the repricing and vesting acceleration described above.

     Mr. Libin entered into a Termination Agreement with Compu-DAWN effective as of July 31, 1999 (the "Libin Termination Agreement"). Pursuant to the Libin Termination Agreement, Compu-DAWN is paying to Mr. Libin an aggregate of $107,500 in six monthly installments commenced in August, 1999. In addition, a stock option to purchase 50,000 Common Shares previously granted to Mr. Libin became immediately exercisable and the exercise price was repriced to $3.25 per share, the closing price of Compu-DAWN's Common Shares on the day preceding the repricing. Furthermore, Compu-DAWN granted Mr. Libin a stock option to purchase 50,000 Common Shares, vesting in one-third increments on July 31, 2000, 2001, and 2002, at an exercise price of $5.25 per share, which options the Board of Directors subsequently re-priced and declared fully vested.

     Robert E. (Teddy) Turner

     Effective January 8, 1999, Compu-DAWN and Robert E. (Teddy) Turner, IV entered into a three-year Employment Agreement pursuant to which Mr. Turner serves as the Company's Chairman of the Board. Such Employment Agreement provides for a salary of $208,000 per annum, although Mr. Turner and Compu-DAWN mutually agreed, as of May 7, 1999, to reduce his annual salary to $100,000; simultaneously, Mr. Turner was granted options to purchase 32,250 Common Shares at an exercise price of $3.25 per share, the closing price of Compu- DAWN's Common Shares on the day preceding the grant. Mr. Turner's employment agreement does not require Mr. Turner to devote all of his time to Compu-DAWN's business and allows him to participate in other activities which do not prevent Mr. Turner from fulfilling his obligations to Compu-DAWN. In addition to salary, Mr. Turner is entitled to receive a sales and marketing bonus upon the same terms and conditions as were formerly applicable to Mr. Honigsfeld's bonus. Mr. Turner was also granted options to purchase 200,000 Common Shares upon the same terms and conditions as were formerly applicable to the options granted to Mr. Honigsfeld prior to the Honigsfeld Termination Agreement. Other terms of Mr. Turner's Employment Agreement conform in structure to the material provisions that were formerly applicable to Mr. Honigsfeld's, such as renewal, benefits, restrictive covenants, and termination without any requirement to mitigate any damages. Mr. Turner's Employment Agreement was extended an additional two years in December 19999.

     Rudy C. Theale, Jr.

     Effective January 8, 1999, Compu-DAWN and Rudy C. Theale, Jr. entered into a three-year employment agreement which provided for Mr. Theale to serve as Compu-DAWN's Executive Vice President on a full-time basis. On June 8, 1999 Mr. Theale was appointed Compu- DAWN's Vice-Chairman of the Board. Mr. Theale and Compu-DAWN subsequently agreed that Mr. Theale would serve as Compu-DAWN's President, in lieu of the aforementioned positions. Mr. Theale's Employment Agreement provides for a salary of $208,000 per annum, although Mr. Theale and Compu-DAWN mutually agreed, as of May 7, 1999, to reduce his annual salary to $160,000. In addition to salary, Mr. Theale is entitled to receive a sales and marketing bonus upon the same terms and conditions as were formerly applicable to Mr. Honigsfeld's bonus. Mr. Theale was also granted options to purchase 650,000 Common Shares upon the same terms and conditions as were formerly applicable to the options granted to Mr. Honigsfeld prior to the Honigsfeld Termination Agreement. Other terms of Mr. Theale's employment agreement conform in structure to the material provisions that were formerly applicable to Mr. Honigsfeld's, such as renewal, benefits, restrictive covenants and termination without any requirement to mitigate damages. Mr. Theale's Employment Agreement was extended an additional two years in December 1999.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Common Shares

     The following table sets forth, to the knowledge of Compu-DAWN based solely upon records available to it, certain information as of December 3, 1999 regarding the beneficial ownership of Compu-DAWN's Common Shares (i) by each person who Compu-DAWN believes to be the beneficial owner of more than 5% of its outstanding Common Shares, (ii) by each current director, (iii) by each person listed in the Summary Compensation Table under "Executive Compensation" and (iv) by all current executive officers and directors as a group:

Name and Address
of Beneficial Owner               Number                 Percent

Mark Honigsfeld                 458,500(1)                 9.0%
77 Spruce Street
Cedarhurst, New York

Louis Libin                     396,000(2)                 7.9%
77 Spruce Street
Cedarhurst, New York

Robert E. (Teddy) Turner, IV    481,429(3)(8)              8.3%
333 First North Street
Jacksonville Beach, Florida 32250

Rudy C. Theale, Jr.             798,353(4)(8)             14.7%
333 First North Street
Jacksonville Beach, Florida 32250

Paul K. Danner                  410,631(5)(8)              8.1%
333 First North Street
Jacksonville Beach, Florida 32250

Christopher Liston              220,758(6)(8)              4.5%
333 First North Street
Jacksonville Beach, Florida 32250

Harold Lazarus                   50,495(7)(8)              1.1%
134 Hofstra University
Hempstead, New York

All executive officers and directors
as a group (7 persons)        2,469,377(2)(3)(4)(5)       34.7%
                                       (6)(7)(8)(9)

-------------------
(1) Includes 368,000 shares issuable to Mr. Honigsfeld upon the exercise of currently exercisable options and 15,500 shares issuable upon the exercise of warrants currently exercisable.
(2) Represents 360,000 shares issuable to Mr. Libin upon the exercise of currently exercisable options and 10,000 shares to be issued to Mr. Libin as of January 1, 2000 as a bonus for services rendered during the 1999 fiscal year.
(3) Includes 370,279 shares issuable to Mr. Turner upon the exercise of options currently exercisable or exercisable within 60 days and 75,000 shares to be issued to Mr. Turner as of January 1, 2000, as a bonus for services rendered during the 1999 fiscal year.
(4) Includes 723,353 shares issuable to Mr. Theale upon the exercise of options currently exercisable or exercisable within 60 days and 75,000 shares to be issued to Mr. Theale as of January 1, 2000, as a bonus for services rendered during the 1999 fiscal year.
(5) Represents (i) 367,631 shares issuable to Mr. Danner upon the exercise of options currently exercisable or exercisable within 60 days, (ii)
         40,000 shares to be issued as of January 1, 2000 as a bonus for services rendered during the 1999 fiscal year, and (iii) 3,000 shares held by Mr. Danner as custodian for his children.
(6) Represents 185,758 shares issuable to Mr. Liston upon the exercise of options currently exercisable or exercisable within 60 days and 35,000 shares to be issued as of January 1, 2000, as a bonus for services rendered during the 1999 fiscal year.
(7) Represents 40,495 shares issuable to Dr. Lazarus upon the exercise of options currently exercisable or exercisable within 60 days and 10,000 shares to be issued as of January 1, 2000, as a bonus for services rendered during the 1999 fiscal year.
(8) The options referred to in footnotes (3), (4), (5), (6) and (7) are subject to accelerated vesting. In the event there is a change in control in Compu-DAWN, such options shall become exercisable to purchase 100% of the Common Shares thereunder on the date preceding the change in control. For this purpose, "change in control" means any transfer of 50% of Compu-DAWN's outstanding Common Shares or voting power, except in connection with any acquisition of Company Common Shares by certain members of Compu-DAWN's management;

                         the approval by Compu-DAWN's stockholders of a merger or consolidation in which the pre-merger or pre-consolidation stockholders of Compu-DAWN do not own more than 50% of the voting power of the merged or consolidated entity;

                         the transfer of more than 50% of Compu-DAWN's assets;
                         or

                         a change in the composition of the Board of Directors of Compu-DAWN where those persons who were directors at the beginning of a calendar year and those persons elected as directors during such calendar year with the approval of a majority of directors then still in office cease to constitute a majority of the directors.

(9) Includes 142,711 shares issuable to David Greenspan, the Chief Financial Officer, Treasurer and Secretary of Compu-DAWN, upon the exercise of options currently exercisable or exercisable within 60 days, and 32,000 shares to be issued to Mr. Greenspan as of January 1, 2000, as a bonus for services rendered during the 1999 fiscal year. Mr. Greenspan's options are subject to the accelerated vesting provision described in footnote 8 above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January 1997, Compu-DAWN entered into a secured Credit Agreement with Mr. Honigsfeld. Pursuant to the Credit Agreement, Compu-DAWN initially borrowed $200,000. In April 1997, Compu-DAWN and Mr. Honigsfeld amended the Credit Agreement to provide for an additional line of credit of $500,000. The principal balance and all accrued interest were paid in full on May 25, 1999. Compu-DAWN entered into the Credit Agreement because it required additional financing to fund Compu-DAWN's working capital needs and no other sources of financing were available at that time. Contemporaneously with the closing of Compu-DAWN's Initial Public Offering in June 1997, $200,000 of indebtedness was converted into 40,000 Common Shares pursuant to an agreement between Compu-DAWN and Mr. Honigsfeld. In May 1997, Compu- DAWN borrowed an additional $200,000 under the Credit Agreement. In 1997 and 1998, Compu- DAWN paid Mr. Honigsfeld an aggregate of $9,316 and $11,250, respectively, in interest under the Credit Agreement. Compu-DAWN believes that the terms of the Credit Agreement were commercially reasonable and as favorable to Compu-DAWN as it could have obtained from an unrelated third party at that time. The Credit Agreement was approved by, among others, all the disinterested directors of Compu-DAWN.

     On January 8, 1999, e.TV Commerce, Inc., Compu-DAWN's wholly owned subsidiary ("e.TV"), acquired certain assets of LocalNet Communications, Inc. ("LocalNet"), a Jacksonville, Florida-based corporation. The LocalNet assets were acquired pursuant to a peaceful surrender agreement (the "Peaceful Surrender Agreement") to satisfy $750,000 in principal of a $1,800,000 secured loan previously made by Compu-DAWN to LocalNet pursuant to a Loan and Security Agreement dated as of October 6, 1998, as amended as of October 23, 1998 and as of November 12, 1998 (the "Loan"). The Loan was secured by all of the assets of LocalNet. During the period October 6, 1998 through January 8, 1999, Messrs. Theale and Turner were directors and officers of LocalNet but did not serve in any capacity for Compu-DAWN.

     On December 22, 1998, Compu-DAWN elected David Greenspan as Chief Financial Officer. At that time Mr. Greenspan was the Chief Financial Officer and a director of LocalNet and remained so until his resignation on February 12, 1999. Mr. Greenspan was elected Compu- DAWN's Treasurer and Secretary on May 17, 1999. Other than the Loan and the Peaceful Surrender Agreement, Compu-DAWN has not had any relationship with LocalNet.

     On January 7, 1999, Compu-DAWN's Board of Directors adopted resolutions expanding the number of members of the Board from five to seven. Also on that date, resolutions were adopted authorizing the execution of employment agreements between Compu-DAWN and each of Messrs. Turner and Theale, pursuant to which Agreements Messrs. Turner and Theale would serve as both directors and officers of Compu-DAWN. See "Executive Compensation--Employment Contracts; Termination of Employment and Change-in-Control Arrangements."

     Mr. Liston became a Director of Compu-DAWN on March 21, 1999. He was a consultant to, and then an officer of, LocalNet prior to the asset acquisition.

     To the extent that Compu-DAWN may enter into any agreements with related parties in the future (of which none are presently contemplated), the Board of Directors of Compu-DAWN has determined that the terms of such agreements must be commercially reasonable and no less favorable to Compu-DAWN than it could obtain from unrelated third parties. Additionally, the Board of Directors of Compu-DAWN has further determined that such agreements must be approved by a majority of the disinterested directors of Compu-DAWN.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Compu-DAWN's Board of Directors is currently divided into three classes. Each class of directors is elected for a three-year term. Class I directors will serve until the Annual Meeting of Stockholders in 2000 or until their successors are elected and qualified. Christopher Liston currently serves as Compu-DAWN's Class I director. Class II directors will serve until the Annual Meeting of Stockholders in 2001 or until their successors are elected and qualified. Rudy
C. Theale, Jr. and Harold Lazarus, Ph.D. are Compu-DAWN's Class II Directors. There is currently one vacancy in the Class I directorships and one vacancy in the Class II directorships. With respect to the filling of such vacancies, see "Directors and Executive Officers" below.

     Class III Directors will be elected at the Meeting and will serve until the Annual Meeting of Stockholders in 2002. Robert E. (Teddy) Turner, IV and Louis Libin currently serve as the Class III directors of Compu-DAWN. Mr. Turner and Mr. Libin will serve until their respective successors are elected and qualified.

Nominees for Director

     The following table sets forth the positions and offices held by each of Robert E. (Teddy) Turner, IV and Louis Libin, Compu-DAWN's nominees for Class III directors, his age as of December 1, 1999 and the year in which he became a director. The Board unanimously recommends a vote FOR both nominees.

                               Class III Directors
                      Term Expiring at 2002 Annual Meeting


                                                  Positions and Offices Presently           Year Became
     Name                        Age                  Held with Compu-DAWN                  a Director
     ----                        ---              -------------------------------           -----------
Robert E. (Teddy) Turner, IV     36                  Chairman of the Board and                   1999
                                                     Director

Louis Libin                      41                  Director                                    1997



     Biographies of Messrs. Turner and Libin are provided in the following section of this Proxy Statement, "Directors and Executive Officers."

Directors and Executive Officers.

     The names and ages of, and the positions held by, the executive officers and directors of Compu-DAWN are set forth below.

                                                                                            Class of
Name                               Age            Positions Held                          Directorship
----                               ---            --------------                          ------------


Robert E. (Teddy) Turner, IV       36             Chairman of the Board and Director           III

Rudy C. Theale, Jr.                25             President and Director                       II

Louis Libin                        41             Director                                     III

Harold Lazarus, Ph.D.              72             Director                                     II

Christopher Liston                 39             Director                                     I

Mark Bradlee                       50             Director appointee(1)                        I (expected)

Brian Dougherty                                   Director appointee(1)                        I (expected)

Paul Danner                        42             Chief Executive Officer and                  -
                                                  Chief Operating Officer

David Greenspan                    34             Chief Financial Officer,                     -
                                                  Treasurer and Secretary

Robert E. (Teddy) Turner, IV

     Mr. Turner joined Compu-DAWN in January 1999 as Chairman of the Board. He was elected as a director of Compu-DAWN in March 1999. Mr. Turner was the founder of, and served from December 1997 until September 1998 as Chairman of the Board and President of, Zekko Corp. ("Zekko"). Zekko operated predominantly in the areas of technology acquisition, development and marketing. From October 1996 until December 1997, Mr. Turner served as the President of Turner Telecommunication, an organization which concentrated in the acquisition and development of telecommunication products. Mr. Turner specialized in the research and analysis of potential telecommunication product acquisitions. From June 1993 until October 1996, Mr. Turner was a

--------
1          Compu-DAWN  has agreed that  Messrs.  Bradlee and  Dougherty  will be elected as directors to fill two vacancies on the Board at the time of the closing of the acquisition of the assets of GlobalPC, Inc., a corporation engaged in the design and manufacture of a low-cost computer and Internet-access device intended to be marketed to those unfamiliar with computers and the Web ("GlobalPC"). Compu-DAWN expects that this transaction will close in December 1999.

manager with Turner Home Entertainment, a domestic home video company where he was responsible for the Southeastern United States sales and promotional divisions. Mr. Turner has been a director of All Seasons Vehicles, Inc., a publicly traded manufacturer of track driven all season vehicles, since April 1997, and Chairman of the Board of U.S. Bison Co., an Atlanta, Georgia- based bison ranching company. Mr. Turner sits on the Boards of several foundations including The Turner Foundation, Inc., Jane Smith Turner Foundation, and the Georgia Chapter of Juvenile Diabetes Foundation. He also sits on the Board of Trustees of St. Mary's College of Maryland. Mr. Turner holds a Bachelor of Science Degree in Business Administration from the Citadel.

Rudy C. Theale, Jr.

     Mr. Theale served as Executive Vice President of Compu-DAWN from January 1999 until November 19, 1999, when he was elected President. He also served as the Vice Chairman of the Board of Compu-DAWN from June 8, 1999 until July 27, 1999, and has served as a director since March 21, 1999. Mr. Theale had served as President and a director of LocalNet from April 1997, where he was primarily responsible for sales and marketing efforts, and the general oversight of daily operations. From February 1996 until January 1997, Mr. Theale served as President of SDI, Inc. where he was primarily responsible for sales and marketing management as well as the general oversight of daily operations.

Louis Libin

     Mr. Libin has served as a director of Compu-DAWN since January 1997. He served as Compu-DAWN's Chief Technology Officer from January of 1997 to July 31, 1999. Mr. Libin also served as Senior Executive Vice President of Compu-DAWN from January 1999 to July 31, 1999. Since 1989, Mr. Libin has represented the United States on satellite and transmission issues at the International Telecommunications Union (the "ITU") in Geneva, Switzerland. Mr. Libin has also been Chairman of the Expert Group On Broadcast Interactive Services of the ITU since 1991. From 1987 to 1997, Mr. Libin served as the Director of Technology (specializing in broadcast transmission systems) for the General Electric Corporation ("GE") and the National Broadcasting Corporation. From 1995 to 1997, Mr. Libin also served as Assistant Secretary of all of GE's wholly-owned subsidiaries that are involved in broadcast media, with the responsibility for technical developments and all Federal Communications Commission (the "FCC") issues and licenses. From 1983 to 1986, Mr. Libin was a project manager for Radio Corporation of America ("RCA") until RCA's acquisition by GE. From 1981 to 1982, Mr. Libin was employed by the Loral Corporation as an electronic design engineer where he designed radio frequency systems for the United States military. From 1980 to 1981, Mr. Libin was a design engineer for the Chryon Corporation, a computer graphics company. From 1979 to 1980, he worked for Burroughs Computer Systems, Inc. (now part of Unisys) as a field engineer. Additionally, since 1988, Mr. Libin has acted as a consultant and advisor to the FCC in connection with the planning of communications systems and logistics for major events in the United States and abroad, including political conventions, presidential inaugurations, and the 1996 Summer Olympics in Atlanta. Mr. Libin is an active member of the National Society of Professional Engineers and the Association of Federal Communications Consulting Engineers. He also sits on the Engineering Advisory Board of the National Association of Broadcasters. Mr. Libin received a B.S.E.E. Degree in Electrical Engineering from the Pratt Institute and completed his graduate studies in optical electronics at M.I.T.'s Executive Program in 1991. Mr. Libin has planned and managed telecommunications projects in the United States and in Europe. Mr. Libin was responsible for the planning and implementation of a new television and telecommunications network in New Zealand in 1990. Mr. Libin has also provided expert consulting on satellite issues in certain of the republics of the former Soviet Union. Mr. Libin was also instrumental in the development of the new transmission technology and the algorithms for software modeling of the new North American digital terrestrial television system which was approved by the FCC in 1996. Since January 1999, Mr. Libin has served as a director of NetWolves Corp., a publicly traded Tampa, Florida-based computer manufacturer. Mr. Libin has published numerous scientific papers on radio frequency and telecommunications.

Harold Lazarus, Ph.D

     Dr. Lazarus joined Compu-DAWN as a director in March 1997. Dr. Lazarus has been a Professor of Management at the Hofstra University Frank G. Zarb School of Business (the "Hofstra Business School") since 1980. From 1973 to 1980, Dr. Lazarus served as Dean of the Hofstra Business School. Dr. Lazarus is an organization development consultant who lectures in Europe, Asia, North America and South America on leadership, time management, total quality management, managing change, effective meetings, problem solving, decision making, mission statements, management by objectives, and communications. Dr. Lazarus was Professor of Management at the New York University Leonard N. Stern School of Business for ten years, and he also taught at Columbia University Graduate School of Business and Harvard University Business School. Dr. Lazarus has served on several boards of directors of public companies in the past, including FACE, Ideal Toy Corporation, Superior Surgical Manufacturing Company, Stage II Apparel Corporation, and Graham- Field Health Products, Inc. Dr. Lazarus has published seven books and 65 articles on business management. He also chairs the board of Phi Beta Kappa Alumni of Long Island (New York). Dr. Lazarus received a Masters of Science Degree and a Doctor of Philosophy Degree in Management and Marketing from Columbia University.

Christopher Liston

     Mr. Liston was elected a director of Compu-DAWN in March 1999. From December 1998 until July 27, 1999 he was the Vice President, Business Development of LocalNet. From May 1993 to September 1998, Mr. Liston was a Vice President of Osprey Capital, Inc., an investment banking company. Mr. Liston received a Bachelor of Arts Degree in Political Science from the College of Charleston in South Carolina.

Paul Danner

     Paul Danner served as President of Compu-DAWN from June, 1999 until November 19, 1999 and is serving as Compu-DAWN's Chief Executive Officer. From January 1999 until June 1999, Mr. Danner served as Chief Operating Officer of e.TV Commerce, Inc. Compu-DAWN's referral network marketing subsidiary, which ceased operations in July 1999, and from September 1998 until December

1998 served in the same position for LocalNet. In this position he was responsible for the oversight and direction of, among other things, LocalNet's network sales operations, supervising approximately 30 employees. From December of 1997 until August of 1998, Mr. Danner was the Vice President Operations of Zekko Corp., which operated predominantly in the areas of technology acquisition, development and marketing, and supervised the research and development, finance and operations staff. From April 1997 to December 1997, he was the sole principal of Technology Ventures, Inc., a provider of strategic planning, financial and other consulting services. From 1991 to 1996, Mr. Danner was Vice president of Command Communications, Inc., a designer, manufacturer and distributor of communications products.

Mark Bradlee

     Mr. Bradlee is expected to become a director of Compu-DAWN at the time that Compu- DAWN's acquisition of the assets of GlobalPC closes, which is expected to occur in December of 1999, to fill a vacancy on the Board. Mr. Bradlee serves as the President and Chief Executive Officer of GlobalPC, a position he has held since April of 1998, the time of GlobalPC's inception. From October of 1992 to October of 1997, Mr. Bradlee was the Executive Vice-president of YES! Entertainment, a toy manufacturer. In or about June, 1999, a bankruptcy petition was filed with respect to YES! Entertainment. Mr. Bradlee is one of the founders of GlobalPC.

Brian Dougherty

     Mr. Dougherty is expected to become a director of Compu-DAWN at the time that Compu- DAWN's acquisition of the assets of GlobalPC closes, which is expected to occur in December of 1999, to fill a vacancy on the Board. Since January 1997 until presently, Mr. Dougherty has been Chairman and Chief Technology Officer of Wink Communications ("Wink") an interactive television software designer and provider of interactive television services. From October of 1994 until January of 1997, Mr. Dougherty was Chairman and Chief Executive Officer of Wink. Mr. Dougherty was one of the founders of GlobalPC and is GlobalPC's Chairman and Chief Technology Officer.

David Greenspan

         Mr. Greenspan has served as Chief Financial Officer of Compu-DAWN since December 1998. He was elected Secretary and Treasurer of Compu-DAWN on May 17, 1999. From December 1997 until February 1999, Mr. Greenspan served as Chief Financial Officer and a director of LocalNet. From March 1997 to December 1997, Mr. Greenspan served as the Chief Operating Officer of PGA Tour Radio Network, a national sport broadcasting company based in Atlanta, Georgia. From August 1996 to March 1997, he was the Vice President, Business Affairs of Turner Media Consultants, a broadcast consulting company. From March 1994 to August 1996, Mr. Greenspan served as a project manager for Atlanta Olympic Broadcasting, with responsibility for planning and coordinating all television and radio operations for the 1996 Summer Olympic games. Mr. Greenspan holds a Bachelor of Science Degree in Accounting from Troy State University in Alabama.

     There are no family relationships among any of Compu-DAWN's executive officers and directors.

Board Committees

     The Audit Committee is responsible for reviewing and making recommendations regarding Compu-DAWN's employment of independent auditors, the annual audit of Compu-DAWN's financial statements and Compu-DAWN's internal accounting controls, practices and policies. In 1998, the Audit Committee Members were Mr. Honigsfeld, Faith Griffin and Dr. Lazarus. The current members of the Audit Committee are Mr. Libin and Dr. Lazarus. The Audit Committee met once during the fiscal year ended December 31, 1998. Mr. Honigsfeld and Ms. Griffin ceased to be members when they resigned as directors, in May and July of 1999, respectively.

     Compu-DAWN's Compensation Committee, which is responsible for establishing and periodically reviewing the compensation of Compu-DAWN's executive officers and managers and recommending appropriate adjustments, was created by resolution of the Board in April of 1999. Its initial members were Faith Griffin, Harold Lazarus and Christopher Liston, with Mr. Liston to be replaced by Mr. Greenspan for purposes of discussing Mr. Liston's compensation. The Compensation Committee did not exist in 1998. Ms. Griffin ceased to be a Committee Member when she resigned as a director in July 1999.

     Compu-DAWN does not have a nominating committee, charged with the search for and recommendation to the Board of potential nominees for Board positions. The Board will consider stockholder recommendations for Board positions which are made in writing to the Chairman of the Board.

Meetings

     The Board held seven meetings during the year ended December 31, 1998. All of the then incumbent directors of Compu-DAWN attended such meetings. The Board also acted on three occasions during 1998 by unanimous written consent in lieu of a meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16"), requires that reports of beneficial ownership of capital stock and changes in such ownership be filed with the Securities and Exchange Commission (the "SEC") by Section 16 "reporting persons," including directors, certain officers, holders of more than 10% of the outstanding Common Shares and certain trusts of which reporting persons are trustees. Compu-DAWN is required to disclose in this Proxy Statement each reporting person whom it knows to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 1998.

     To Compu-DAWN's knowledge, based solely on a review of copies of Forms 3, 4 and 5 furnished to it and written representations that no other reports were required, during the fiscal year ended December 31, 1998, Compu-DAWN's officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them except that Messrs. Honigsfeld, Libin, Lazarus, Luciani and Rizzardi failed to file a Form 5, due on February 14,1999, with respect to the receipt of certain stock options from Compu-DAWN during 1998, Mr. Libin filed a Form 4 (reporting one transaction) for September 1998 11 days late, and Mr. Greenspan filed his Form 3 due on January 4, 1999, 15 days late.

                                   PROPOSAL 2:
                                AMENDMENT TO THE
                        COMPANY'S 1996 STOCK OPTION PLAN

     Compu-DAWN's Board of Directors deems it advisable, subject to stockholder approval, to increase the number of Common Shares reserved for issuance upon the exercise of options granted under Compu-DAWN's 1996 Stock Option Plan (the "1996 Plan") from 2,000,000 to 10,000,000 in order to have sufficient Common Shares available to be able to grant eligible recipients options in the future to achieve and advance the purposes of the 1996 Plan as described below. The Company has granted options to purchase Common Shares which, if all of such options were exercised, would require the issuance of a number of Common Shares which would exceed the number reserved for issuance under the 1996 Stock Option Plan. Compu-DAWN's current directors and executive officers have informally agreed that they will not exercise their options which would preclude Compu-DAWN from issuing Common Shares out of the 1996 Plan upon the exercise of stock options by other optionees, unless and until this proposed amendment is approved by the stockholders of Compu- DAWN. All of the options so granted were granted at the then-current market price of the Common Shares and all are currently exercisable at prices ranging from $1.00 to $3.25. The following statements include summaries of certain provisions of the 1996 Plan. The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the 1996 Plan, a copy of which is available at the offices of Compu-DAWN.

Purpose

     The purpose of the 1996 Plan is to advance the interests of Compu-DAWN by inducing individuals and eligible entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, Compu-DAWN, by encouraging and enabling eligible employees, non-employee
Directors, consultants and advisors to acquire proprietary interests in Compu-DAWN, and by providing such employees, non-employee Directors, consultants and advisors with an additional incentive to promote the success of Compu-DAWN.


Administration

     The 1996 Plan provides for its administration by the Board or by a committee (the "Committee") chosen by the Board of Directors. The Board or the Committee has authority (subject to certain restrictions) to select from the group of eligible employees, non-employee Directors, consultants and advisors the individuals or entities to whom options will be granted, and to determine the times at which and the exercise price for which options will be granted. The Board or the Committee is authorized to interpret the 1996 Plan and the interpretation and construction by the Board or the Committee of any provision of the 1996 Plan or of any option granted thereunder shall be final and conclusive. The receipt of options by Directors or any members of the Committee shall not preclude their vote on any matters in connection with the administration or interpretation of the 1996 Plan.

Nature of Options

     The Board or Committee may grant Incentive Stock Options or Nonstatutory Stock Options under the 1996 Plan. The Federal income tax consequences relating to the grant and exercise of Incentive Stock Options and Nonstatutory Stock Options are described below under "Federal Income Tax Consequences."

Eligibility

     Subject to certain limitations as set forth in the 1996 Plan, options to purchase Common Shares may be granted thereunder to persons or entities who, in the case of Incentive Stock Options, are employees (including Directors and officers) of either Compu-DAWN or its subsidiaries or, in the case of Nonstatutory Stock Options, are employees (including Directors and officers) or non-employee Directors of, or certain consultants or advisors to, Compu-DAWN or its subsidiaries. At December 8, 1999, approximately 12 employees and 2 non-employee Directors were eligible to receive options under the 1996 Plan.

Option Price

     The option price of the Common Shares subject to an Incentive Stock Option may not be less than the fair market value (as such term is defined in the 1996
Plan) of the Common Shares on the date upon which such option is granted. In addition, in the case of a recipient of an Incentive Stock Option who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of Compu-DAWN or of a parent or subsidiary corporation of Compu-DAWN (a "10% Stockholder"), the option price of the Common Shares subject to such option must be at least 110% of the fair market value of the Common Shares on the date upon which such option is granted.

     The option price of shares subject to a Nonstatutory Stock Option will be determined by the Board of Directors or the Committee at the time of grant and may be less than the market price for Compu-DAWN's Common Shares.

     On December 8, 1999, the closing sale price for Compu-DAWN's Common Shares, as reported by the Nasdaq SmallCap Market, was $5.50 per share.

Exercise of Options

     An option granted under the 1996 Plan shall be exercised by the delivery by the holder thereof to Compu-DAWN at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the option is being exercised. Such notice shall be accompanied , or followed within ten days, by payment of the full option price of such shares which shall be made by the holder's delivery of (i) a check payable to the order of Compu-DAWN in such amount; or (ii) previously acquired Common Shares, the fair market value of which shall be determined as of the date of exercise; or (iii) a combination of
(i) and (ii).

Reload Feature

     The Board of Directors or the Stock Option Committee may grant options with a reload feature. A reload feature shall only apply when the option price is paid by delivery of Common Shares. The agreement for options containing the reload feature shall provide that the option holder shall receive, contemporaneously with the payment of the option price in Common Shares, a reload stock option to purchase that number of Common Shares equal to the number of Common Shares used to exercise the option, and, with respect to Nonstatutory Stock Options, the number of Common Shares used to satisfy any tax withholding requirement incident to the exercise of such Nonstatutory Stock Option. The exercise price of the reload options shall be equal to the fair market value of the Common Shares on the date of grant of the reload option (or 110% of fair market value in the case of a 10% Stockholder) and the term of the reload option shall be equal to the remaining term of the option which gave rise to the reload option. Subject to the foregoing, the terms of the 1996 Plan applicable to the option shall be equally applicable to the reload option.

Alternate Stock Appreciation Rights

     The Board of Directors or the Stock Option Committee may award to an optionee, with respect to each Common Share covered by an option ("Related Option"), a related alternate stock appreciation right ("SAR"), permitting the optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option. An SAR granted with respect to an incentive stock option must be granted together with the Related Option; an SAR granted with respect to a Nonstatutory Stock Option may be granted together with, or subsequent to, the grant of such Related Option. An SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised. The SAR may be exercised from time to time by delivery by the holder thereof to Compu-DAWN of a written notice of the number of shares with respect to which it is being exercised.

     An optionee may exercise an SAR only when the fair market value on the exercise date of a share of Common Stock exceeds the exercise price per share of the Related Option (the "SAR Spread"). The amount of payment to which an optionee shall be entitled upon the exercise of each SAR shall be equal to 100% of the SAR Spread. Such amount is payable by Compu-DAWN, in the sole determination of Compu-DAWN, in Common Shares, cash or a combination thereof, as set forth in the SAR agreement. In the case of a payment in Common Shares, the number of Common Shares to be paid upon exercise of an SAR shall be determined by dividing the amount of payment due to the optionee by the fair market value of a Common Share on the exercise date of such SAR. The exercise of any SAR shall cancel and terminate the right to purchase an equal number of shares covered by the Related Option. Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of Common Shares as to which the Related Option was exercised or terminated.

Duration of Options

     No Incentive Stock Option granted under the 1996 Plan shall be exercisable after the expiration of ten years from the date of its grant. However, if an Incentive Stock Option is granted to a 10%

Shareholder, such option shall not be exercisable after the expiration of five years from the date of its grant.

     Nonstatutory Stock Options granted under the 1996 Plan may be of such duration as shall be determined by the Board or the Committee.

Non-Transferability

     Options granted under the 1996 Plan are not transferable otherwise than by will or the laws of descent and distribution and such options are exercisable, during a holder's lifetime, only by the optionee.

Death, Disability or Termination of Employment

     Subject to the terms of any stock option agreement, if the employment of an employee or the services of a non-employee Director, consultant or advisor shall be terminated for cause or voluntarily, any options held by such persons or entities shall expire immediately. If such employment or services shall terminate other than by reason of death or disability, voluntarily or for cause, then, subject to the terms of any stock option agreement, such option may be exercised at any time within three months after such termination, but in no event after the expiration of the option. For purposes of the 1996 Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by Compu-DAWN or at the normal retirement date prescribed from time to time by Compu-DAWN shall be deemed to be a termination of such individual's employment other than voluntarily by the employee or for cause.

     Subject to the terms of any stock option agreement, if an option holder under the 1996 Plan (i) dies while employed by Compu-DAWN or its subsidiary or while serving as a non-employee Director of, or consultant or advisor to, Compu-DAWN or its subsidiary, or (ii) dies within three months after the termination of his employment or services other than voluntarily or for cause, then such option may be exercised at any time within one year after his death by the estate of the employee, non-employee Director, consultant or advisor, or by a person who acquired such option by bequest or inheritance from the deceased option holder. Subject to the terms of any stock option agreement, if the holder of an option under the 1996 Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the
Code) while employed by, or while serving as a non-employee Director of, or consultant or advisor to, Compu-DAWN or its subsidiary, then such option may be exercised at any time within one year after his termination of employment, termination of Directorship, or termination of consulting or advisory arrangement or agreement due to the disability.

Exercise of Options

     An option granted under the 1996 Plan shall be exercised by the delivery by the holder thereof to Compu-DAWN at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the option is being exercised. Such notice shall be accompanied, or followed within ten days, by payment of the full option price of such shares which shall be made by the holder's delivery of (i) a check payable to the order of Compu-DAWN in such amount or (ii) previously acquired Common Shares, the fair market value of which shall be determined as of the date of exercise, or (iii) any combination of the foregoing.

Amendment and Termination

     The 1996 Plan (but not options previously granted thereunder) shall terminate on July 31, 2006, ten (10) years from the date that it was adopted by the Board. Subject to certain limitations, the 1996 Plan may be amended or modified from time to time or terminated at an earlier date by the Board or by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at a meeting of shareholders.

Federal Income Tax Consequences

         Nonstatutory Stock Options

     Under the Code and the Treasury Department Regulations (the "Regulations"), a Nonstatutory Stock Option does not ordinarily have a "readily ascertainable fair market value" when it is granted. This rule will apply to Compu-DAWN's grant of Nonstatutory Stock Options. Consequently, the grant of a Nonstatutory Stock Option to an optionee will result in neither income to him nor a deduction to Compu-DAWN. Instead, the optionee will recognize compensation income at the time he exercises the Nonstatutory Stock Option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to him over the option price. Subject to the applicable provisions of the Code and the Regulations regarding withholding of tax, a deduction will be allowable to Compu-DAWN in the year of exercise in the same amount as is includable in the optionee's income.

     For purposes of determining the optionee's gain or loss on the sale or other disposition of the shares transferred to him upon exercise of a Nonstatutory Stock Option, the optionee's basis in such shares will be the sum of his option price plus the amount of compensation income recognized by him on exercise. Such gain or loss will be capital gain or loss and will be long-term or short-term depending upon whether the optionee held the shares for more than one year or one year or less. No part of any such gain will be an "item of tax preference" for purposes of the "alternative minimum tax."

     Incentive Stock Options

     Options granted under the 1996 Plan which qualify as Incentive Stock Options under Section 422 of the Code will be treated as follows:

     Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the optionee or Compu-DAWN from the grant of an Incentive Stock Option to, or the exercise of an Incentive Stock Option by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes of the shares transferred to him upon exercise of the

Incentive Stock Option. For purposes of determining such gain or loss, the optionee's basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the Incentive Stock Option, and at least one year after the transfer of the shares to him upon exercise of the Incentive Stock Option, the optionee will realize long-term capital gain treatment upon their sale or disposition.

     Compu-DAWN generally will not be allowed a deduction with respect to an Incentive Stock Option. However, if an optionee fails to meet the foregoing holding period requirements (a so-called disqualifying disposition), any gain recognized by the optionee upon the sale or disposition of the shares transferred to him upon exercise of an Incentive Stock Option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case Compu-DAWN will be allowed a corresponding deduction.

     For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares transferred to the optionee upon such exercise exceeds the option price will be included in determining the optionee's alternative minimum taxable income. In addition, for purposes of such tax, the basis of such shares will include such excess.

     To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, such options will not be Incentive Stock Options. In this regard, under existing Internal Revenue Service guidelines, Compu-DAWN may designate which shares issued upon exercise of such options are Incentive Stock Options and which shares are Nonstatutory Stock Options. In the absence of such designation, a pro rata portion of each share issued is to be treated as issued pursuant to the exercise of an Incentive Stock Option and the balance of each share treated as granted pursuant to the exercise of a Nonstatutory Stock Option.

     In the event Compu-DAWN does not receive approval by the stockholders of this Proposal 2, Compu-DAWN's ability to attract and retain individuals with outstanding ability and potential, and to continue to compete in the marketplace for the talents and experience of such individual by offering additional incentives, may be impaired.

     The Board of Directors unanimously recommends a vote FOR the adoption of this proposal.


                                   PROPOSAL 3:
                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                                 TO CHANGE NAME

     Compu-DAWN's Board of Directors has determined that it would be in the best interest of Compu-DAWN and its stockholders to amend Compu-DAWN's Certificate of Incorporation to change

Compu-DAWN's name to MyTurn.com, Inc. The Board of Directors believes that the proposed new name is unique, highly recognizable, and conveys Compu-DAWN's marketing objective to provide products which give the user easy access to computer use, the Internet and e-commerce opportunities and that, accordingly, its adoption will enhance Compu-DAWN's competitive position in its new business.

     The Board of Directors unanimously recommends a vote FOR the adoption of this proposal.


                                   PROPOSAL 4:
                  AMENDMENT TO CERTIFICATE OF INCORPORATION TO
                   INCREASE NUMBER OF AUTHORIZED COMMON SHARES

     The Board of Directors has recommended an amendment to Compu-DAWN's Certificate of Incorporation to increase the number of authorized Common Shares from 20,000,000 to 60,000,000. The Board believes such action to be in the best interest of Compu-DAWN so as to make additional shares available for acquisitions, financings, present and future employee benefit programs and other corporate purposes.

     As indicated above, Compu-DAWN is currently authorized to issue 20,000,000 Common Shares. As of December 3, 1999, there were 4,298,319 Common Shares issued and outstanding. In addition, as of such date there were 4,760,383 Common Shares issuable pursuant to the exercise of outstanding options (of which approximately 36% are currently exercisable), and approximately 6,100,000 Common Shares are issuable pursuant to the terms of various transactions which have been recently consummated or are pending. Among these transactions is the agreement with GlobalPC, pursuant to which Compu-DAWN has agreed to purchase all of Global's assets and is obligated to issue up to 699,284 Common Shares, and Warrants (the "Global Warrants") exercisable to purchase up to 4,553,684 Common Shares. The Global Warrants are not exercisable to purchase any Common Shares to the extent such issuance would violate Rule 4310(c)(25)(H) of the Nasdaq Stock Market, Inc., which relates to the requirement for stockholder approval, in certain instances, for the issuance of Common Shares in excess of 20% of Compu-DAWN's outstanding Common Shares. Compu-DAWN has not obtained stockholder approval with respect to the exercise of the Global Warrants. However, Compu-DAWN plans to seek to obtain such stockholder approval in the future.

     There are at present no plans to issue any Common Shares beyond the currently authorized number. The number of Common Shares currently outstanding and proposed to be issued will not exceed the currently authorized number of Common Shares. If all of the Common Shares that were proposed to be issued were issued, Compu-DAWN would have approximately 15,000,000 Common Shares outstanding. The Board of Directors believes that additional Common Shares can be utilized either directly or underlying derivative securities to acquire assets or businesses, or to raise capital or for other corporate purposes. Given that only approximately 5,000,000 Common Shares remain unreserved, Compu-DAWN may not have sufficient Common Shares to accomplish acquisitions, raise capital or achieve other corporate goals in the future. If Compu-DAWN is required to seek stockholder approval to increase the number of authorized Common Shares at a time when a transaction or offering is pending or contemplated, the necessary delay resulting from the proxy process to obtain such stockholder approval could cause Compu-DAWN to lose the acquisition, financing or other opportunity, to the detriment of Compu-DAWN and its stockholders. The additional authorized Common Shares may be issued from time to time as the Board of Directors may determine, in most cases without further action of the shareholders of Compu-DAWN.

     The Board has no current plans to utilize such shares to entrench present management. It may, however, in the future, be able to utilize the additional shares, together with or apart from Compu-DAWN's authorized Preferred Shares, as a defensive tactic against hostile takeover attempts. The authorization of additional Common Shares shall have no current anti-takeover effect. No hostile takeover attempts are, to management's knowledge, threatened. There are no other provisions in Compu-DAWN's charter or By-laws or other material agreements to which Compu-DAWN is a party which would, in management's judgment, have an anti-takeover effect, other than the classification of the Board of Directors.

     The relative rights and limitations of the Common Shares would remain unchanged under the proposed amendment. Shareholders of Compu-DAWN do not currently possess, nor upon the adoption of the proposed amendment will they acquire, preemptive rights, which would entitle such persons, as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, securities of Compu-DAWN.

     The Board of Directors unanimously recommends a vote FOR adoption of this proposal.


                                   PROPOSAL 5:
                                 APPOINTMENT OF
                              INDEPENDENT AUDITORS

     Compu-DAWN has engaged PriceWaterhouseCoopers, LLP ("PWC") as its principal independent auditors for the fiscal year ending December 31, 1999.

     Lazar Levine & Felix, LLP ("Lazar") was Compu-DAWN's independent auditors for the fiscal year ended December 31, 1998.

     A representative of PWC is also expected to be available at the meeting, will have the opportunity to make a statement, if such representative so desires, and will be available to respond to appropriate questions.

     On October 12, 1999, Compu-DAWN dismissed Lazar as its principal independent accountant. Lazar's report on Compu-DAWN's financial statements for either of the years ended December 31, 1997 or 1998 did not contain an adverse opinion or disclaimer, nor were either of those reports modified as to uncertainty, scope, or accounting principles.

     Compu-Dawn's decision to change accountants was approved by its Board of Directors as well as its Audit Committee.

     There were no disagreements  between  Compu-DAWN and Lazar on any matter of
accounting  principles  or  practices,  financial  statements,   disclosure,  or
auditing scope or procedure.

     The Board of Directors unanimously recommends a vote FOR the adoption of this proposal.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at Compu-DAWN's 2000 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the SEC, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Secretary of Compu-DAWN at the principal executive offices of Compu-DAWN by August 17, 2000, for inclusion in Compu-DAWN's Proxy Statement and form of Proxy relating to such meeting. Compu-DAWN, however, may hold its next annual meeting earlier in 2000 than such date. Accordingly, Compu-DAWN suggests that shareholder proposals intended to be presented at the next annual meeting be submitted well in advance of April __, 2000, the earliest date upon which Compu-DAWN anticipates the Proxy Statement and form of Proxy relating to such meeting will be released to shareholders.

     In order for a stockholder to nominate a candidate for director, under Compu-DAWN's ByLaws, timely notice of the nomination must be received by Compu-DAWN in advance of the meeting. Ordinarily, such notice must be received at the principal executive offices of Compu-DAWN (as provided below) not less than 60 days nor more than 90 days prior to the meeting; however, in the event that less than 70 days' notice of the date of the meeting is given to stockholders and public disclosure of the meeting date, pursuant to a press release, is either not made at all or is made less than 70 days prior to the meeting date, notice by such stockholder to be timely made must be so received no later than the close of business on the tenth day following the earlier of
(i) the day on which the notice of the date of the meeting was mailed to stockholders or (ii) the day on which such public disclosure of the meeting date was made. The stockholder filing the notice of nomination must describe various matters, including such information as (x) the name, age, business and residence addresses, occupation or employment and shares held by the nominee; (y) any other information relating to such nominee required to be disclosed in a Proxy Statement; and (z) the name, address and class and number of shares held by the stockholder.

     In order for a stockholder to bring other business before an annual meeting of stockholders, under Compu-DAWN's By-Laws, timely notice must be received by Compu-DAWN within the time limits described above. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before the annual meeting certain information regarding the proposal, including (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting; (ii) the name and address of such stockholder proposing such business; (iii) the class and number of shares of Compu-DAWN which are beneficially owned by such stockholder; and (iv) any material interest of such stockholder in such business. These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in Compu-DAWN's Proxy Statement.

     Any notice given pursuant to the foregoing requirements must be sent to the Secretary of Compu-DAWN at 333 North First Street, Ste. 200, Jacksonville Beach, Florida 32250. Any stockholder desiring a copy of Compu-DAWN's By-Laws will be forwarded one without charge upon receipt of written request therefor.

                                 OTHER BUSINESS

     While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Meeting, Compu-DAWN has no knowledge of any matters to be presented at the Meeting other than those listed as Proposals 1 through 5 in the Notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Proxy Statement is accompanied by a copy of Compu-DAWN's Annual Report on Form 10-KSB for the year ended December 31, 1998 (the "Form 10-KSB") and Compu-DAWN's Quarterly Report on Form 10-QSB for the period ended September 30, 1999 (the "Form 10-QSB").

     The following information from the Form 10-KSB, as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, is hereby incorporated by reference into this Proxy Statement:

         (i) the consolidated financial statements of Compu-DAWN as of December 31, 1998 and 1997 and for each of the two years ended December 31, 1998 and 1997, included in Item 7 thereof; and

         (ii) "Management's Discussion and Analysis or Plan of Operation" included in Item 6 thereof.

     The following information from the Form 10-QSB, as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, is hereby incorporated by reference into this Proxy Statement:

         (i) the consolidated financial statements of Compu-DAWN as of September 30, 1999 and for each of the nine months ended
                  September 30, 1999 and 1998, included in Item 1 of Part I thereof; and

         (ii) "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in Item 2 of Part I thereof.

     Any statement contained in a document incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.


                                                  By Order of the Compu-DAWN
                                                  Board of Directors
                                                  R.E. (Teddy) Turner, IV
                                                  Chairman of the Board

Jacksonville Beach, Florida
December 17, 1999

                                COMPU-DAWN, INC.
                             333 First North Street
                                    Suite 200
                        Jacksonville Beach, Florida 32250

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned  hereby appoints Robert E. (Teddy) Turner,  IV and Rudy
C. Theale as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the shares of Common Stock of Compu-DAWN, Inc. (the "Company") held of record by the undersigned at the close of business on December 17, 1999, at the Annual Meeting of Stockholders to be held on January 20, 2000 or any adjournment thereof.

1.       Election of Directors:

FOR all nominees listed below                    WITHHOLD AUTHORITY to vote
(except as marked to the contrary)               for all nominees listed below

(Instruction: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.)

                              Robert E. (Teddy) Turner, IV
                              Rudy C. Theale

2. Proposal to amend the Company's 1996 Stock Option Plan increasing the number of shares of Common Stock authorized to be issued thereunder from 2,000,000 to 10,000,000.

         FOR ____             AGAINST ____         ABSTAIN ____

3. Proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "MyTurn.com, Inc."

        FOR ____             AGAINST ____         ABSTAIN ____

4. Proposal to amend the Company's Certificate of Incorporation to increase the number of authorized Common Shares from 20,000,000 to 60,000,000.

         FOR ____             AGAINST ____         ABSTAIN ____

5. Proposal to ratify the appointment of PriceWaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

         FOR ____             AGAINST ____         ABSTAIN ____

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.




This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of Directors and FOR Proposals 2, 3, 4 and 5.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE.


                                                          Please sign exactly as
                                                     name  appears  below.  When
                                                     shares  are  held by  joint
                                                     tenants,  both should sign.
                                                     When  signing as  attorney,
                                                     executor,    administrator,
                                                     trustee or guardian, please
                                                     give full title as such. If
                                                     a corporation,  please sign
                                                     in full  corporate  name by
                                                     the   President   or  other
                                                     authorized  officer.  If  a
                                                     partnership    or   limited
                                                     liability  company,  please
                                                     sign in full partnership or
                                                     limited  liability  company
                                                     name   by   an   authorized
                                                     person.


                                                     Dated:_______________


                                                     __________________________
                                                     Signature


                                                     __________________________
                                                     Signature if held jointly